                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 3, 2000


                         West TeleServices Corporation
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)

                 000-2177                     47-0777362
        (Commission File Number)  (I.R.S. Employer Identification No.)


                           11808 Miracle Hills Drive
                             Omaha, Nebraska 68154
                   (Address of principal executive offices)


                   Registrant's telephone number, including
                           area code: (402) 963-1500


                                Not Applicable
         (Former name or former address, if changed since last report)

Item 5. Other Events.

     On April 3, 2000 West TeleServices Corporation (the "Company") issued a press release announcing the filing of a registration statement with the Securities and Exchange Commission relating to the proposed public offering of
4.5 million shares of common stock of the Company to be sold principally by Troy Eaden, a major shareholder.

     On April 6, 2000, the Company issued another press release announcing its results of operations for its fiscal quarter ended March 31, 2000.

     The Press Releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 7. Financial Statements And Exhibits.

          (c)  Exhibits:

               99.1 Press Release, dated as of April 3, 2000.

               99.2 Press Release, dated as of April 6, 2000

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              West TeleServices Corporation


Dated: April 10, 2000          By: /s/ Thomas B. Barker
                                  -----------------------
                                      Thomas B. Barker
                                      President and Chief
                                      Executive Officer

                                 EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------

99.1               Press Release, dated as of April 3, 2000.

99.2               Press Release, dated as of April 6, 2000